2nd Quarter 2016 Earnings Call July 22, 2016

2 Financial Highlights ▪ Completed Hotel Franchise Finance (HFF) loan portfolio purchase on April 20, 2016, increasing total loans by $1.28 billion as of the acquisition date ▪ Net income of $61.6 million and earnings per share of $0.60, inclusive of $0.02 in acquisition / restructure expense, compared to $61.3 million and $0.60 per share for Q1 2016, and $39.5 million and $0.44 per share, inclusive of $0.06 in acquisition / restructure expense, for Q2 2015 ▪ Net interest margin of 4.63%, compared to 4.58% in Q1 2016, and 4.41% in Q2 2015 ▪ Efficiency ratio of 43.0%, compared to 45.6% in Q1 2016, and 44.7% in Q2 2015 ▪ Total loans of $12.88 billion, up $1.64 billion from prior quarter and total deposits of $14.20 billion, up $1.12 billion from prior quarter ▪ Nonperforming assets (nonaccrual loans and repossessed assets) decreased to 0.54% of total assets, from 0.57% at March 31, 2016 ▪ Annualized net (recoveries) charge-offs to average loans outstanding of (0.01)%, compared to 0.08% in Q1 2016, and compared to (0.13)% in Q2 2015 ▪ Qualifying debt of $382 million, up $172 million from prior quarter due to issuance of long-term subordinated debt ▪ Stockholders' equity of $1.80 billion, up $136 million from prior quarter as a result of net income and the at-the-market common stock issuances during the quarter ▪ Tangible common equity ratio of 9.1% and tangible book value per share, net of tax, of $14.25, compared to 9.1% and $13.16, respectively, at March 31, 2016 Note: Prior period financial results for 2015 have been adjusted to reflect the adoption of the accounting guidance in ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities. See the supplemental schedule at the end of the 12/31/2015 press release for the impact that adoption had on prior period financial results. Q2 2016 HIGHLIGHTS 2

3 Quarterly Consolidated Financial Results $ in millions, except EPS Q2 2016 HIGHLIGHTS ▪ Net Interest Income increased $18.0 million as a result of the inclusion of Hotel Franchise Finance ▪ Operating Non-Interest Income decreased $3.5 million (28.9%), primarily from a reduction in gain on sale of loans ▪ Operating Non-Interest Expense increased $2.0 million (2.6%), primarily driven by higher data processing costs ▪ Acquisition / Restructure and Other includes costs related to the Hotel Franchise Finance acquisition and system termination costs ▪ Provision for Credit Losses steady at $2.5 million given current credit quality metrics ▪ Income Tax Expense increased $6.8 million due to increased pre-tax income and a non-recurring one-time benefit recognized in Q1 2016 from the early adoption of ASU 2016-09 Q2-16 Q1-16 Q2-15 Net Interest Income $ 163.7 $ 145.7 $ 108.7 Operating Non-Interest Income 8.6 12.1 5.6 Net Operating Revenue $ 172.3 $ 157.8 $ 114.3 Operating Non-Interest Expense (77.8) (75.8) (54.6) Operating Pre-Provision Net Revenue $ 94.5 $ 82.1 $ 59.7 Provision for Credit Losses (2.5) (2.5) — Gains on OREO and Other Assets (0.4) 0.3 1.2 Gain on Sale of Securities — 1.0 0.1 Acquisition / Restructure and Other (3.7) — (7.9) Pre-tax Income $ 87.9 $ 80.9 $ 53.1 Income Tax (26.3) (19.5) (13.6) Net Income $ 61.6 $ 61.3 $ 39.5 Preferred Dividend — — (0.2) Net Income Available to Common $ 61.6 $ 61.3 $ 39.2 Average Diluted Shares Outstanding 103.5 102.5 88.7 Earnings Per Share $ 0.60 $ 0.60 $ 0.44 3

4 Net Interest Drivers $ in billions Interest Bearing Deposits and Cost of Funds Loans and Yield Interest Earning Assets Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q2 2016 HIGHLIGHTS ▪ Loans increased $1.64 billion primarily due to Hotel Franchise Finance ($1.26 billion), causing a corresponding increase in yield ▪ Cost of funds increased four basis points for interest-bearing deposits due to higher money market rates ▪ Cost of funds for total deposits, including non-interest bearing deposits, increased three basis points to 0.23% Total Investments and Yield Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 3.06% 2.98% 2.98% 3.02% 2.95% $1.5 $2.0 $2.0 $2.1 $2.3 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 5.06% 5.31% 5.35% 5.31% 5.43% $10.4 $10.8 $11.1 $11.2 $12.9 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 0.31% 0.30% 0.30% 0.31% 0.35% $7.5 $7.5 $7.9 $8.4 $8.9 83.3% 83.3% 83.9% 78.9% 82.1% 12.3% $12.4 Cash Investments Loans Interest Bearing Deposits 15.4% 15.4% $14.2 14.4% $12.9 $13.3 6.3% $15.7 4 4.4% 1.3% 0.7% 14.8% 3.5%

5 Net Interest Income and Accretion $ in millions Q2 2016 HIGHLIGHTS ▪ NIM increased 5 bps largely due to the addition of Hotel Franchise Finance ▪ NIM adjusted for acquired loan accretion was 4.41% for the quarter, compared to reported NIM of 4.63% Net Interest Income and NIM Acquired Loan Accretion and Adjusted NIM Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 4.41% 4.59% 4.67% 4.58% $108.7 $137.4 $143.3 $145.7 $163.7 Non-PCI Accretion PCI Accretion Adjusted Net Interest Margin, excluding accretion Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 $4.7 $3.6 $2.8 $4.1$3.1 $2.3 $1.4 $2.5 $4.1 4.28% 4.37% 4.52% 4.42% Scheduled Acquisition Loan Accretion Non-PCI Rate and Credit Accretion PCI Rate Accretion Q3-16 Q4-16 Q1-17 Q2-17 $4.2 $3.9 $3.7 $3.5 $0.9 $0.9 $0.9 $0.8 $0.1 Ending rate and credit marks on all acquired loans at 6/30/2016 is $84.7 million PCI Accretion Non-PCI Accretion PCI Rate Accretion Non-PCI Rate and Credit Accretion Adjusted NIM 5 4.63% 4.41%

6 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 $32.4 $43.7 $41.2 $44.9 $44.7 $7.2 $9.3 $9.8 $9.6 $10.2$7.3 $8.4 $10.5 $10.1 $11.6$7.7 $10.8 $11.3 $11.2 $11.3 Operating Expenses and Efficiency $ in millions Q2 2016 HIGHLIGHTS ▪ The Efficiency Ratio decreased to 43.0% as revenue growth outpaced expense growth ▪ Data Processing expenses increased due to interim servicing costs related to Hotel Franchise Finance and to support growth in customer base Operating Expenses and Efficiency Ratio Breakdown of Operating Expenses Other Professional Fees + Data Processing Occupancy + Insurance Compensation Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 44.7% 46.8% 45.2% 45.6% 43.0% $54.6 $72.2 $72.8 $75.8 $77.8 6

7 Operating Pre-Provision Net Revenue, Net Income, and ROA $ in millions Operating Pre-Provision Net Revenue and ROA Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 $59.7 $73.7 $79.9 $82.1 $94.5 2.14% 2.16% 2.28% 2.27% 2.37% Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 $39.5 $55.9 $58.5 $61.3 $61.6 1.41% 1.64% 1.67% 1.70% 1.55% ▪ Operating Pre-Provision Net Revenue and ROA rose from the prior quarter due to an increase in income from Hotel Franchise Finance ▪ ROA decreased from the prior quarter due to Acquisition / Restructure Expense and an increase in Income Tax Expense Net Income and ROA 7

8 Consolidated Balance Sheet $ in millions, except per share data ▪ Total Loans increased $1.64 billion (14.6%) over prior quarter and $2.52 billion (24.3%) over prior year with $1.26 billion attributable to Hotel Franchise Finance and the remainder due to organic growth ▪ Deposits increased $1.12 billion (8.6%) over prior quarter and $2.79 billion (24.5%) over prior year ▪ Borrowings increased $174 million due to issuance of long-term sub debt ▪ Shareholders' Equity increased $136 million as a result of net income and ATM common stock issuances ▪ Tangible Book Value/Share increased $1.09 (8.3%) over prior quarter and $3.00 (26.7%) over prior year Q2 2016 HIGHLIGHTSQ2-16 Q1-16 Q2-15 Cash & Investments $ 2,959 $ 3,131 $ 2,290 Total Loans 12,878 11,241 10,361 Allowance for Credit Losses (122) (119) (115) Other Assets 1,014 995 934 Total Assets $ 16,729 $ 15,248 $ 13,470 Deposits $ 14,201 $ 13,082 $ 11,407 Borrowings 421 247 378 Other Liabilities 311 259 170 Total Liabilities $ 14,933 $ 13,588 $ 11,955 Shareholders' Equity 1,796 1,660 1,515 Total Liabilities and Equity $ 16,729 $ 15,248 $ 13,470 Tangible Book Value Per Share $ 14.25 $ 13.16 $ 11.25 8

9 Loan Growth and Portfolio Composition $ in millions Q2 2016 HIGHLIGHTS ▪ Quarter-over-quarter loan growth driven by two loan categories: - CRE, Non-OO $1.31 billion (HFF $1.22 billion) - C&I $199 million - Construction & Land $154 million (HFF $42 million) ▪ Year-over-year loan growth driven by three loan categories: - CRE, Non-OO $1.39 billion (HFF $1.22 billion) - C&I $817 million - Construction & Land $331 million (HFF $42 million) $2.52 BILLION YEAR-OVER-YEAR GROWTH Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 $4,765 $4,964 $5,267 $5,383 $5,582 $2,039 $2,144 $2,103 $2,052 $2,027 $2,209 $2,211 $2,283 $2,291 $3,601$1,003 $1,122 $1,133 $1,180 $1,334 $345 $347 $350 $336 $335 3.3% 19.7% 21.3% 46.0% 9.7% 2.6% 15.7% 28.0% 43.3% 10.4% Growth Residential and Consumer Construction & Land CRE, Non-Owner Occupied CRE, Owner Occupied Commercial & Industrial $10,361 $10,788 +427 $11,136 +348 $11,241 +105 $12,878 +1,637 9

10 AZ: 18% CA: 39%NV: 15% Other: 28% AZ: 18% CA: 14% NV: 68% Ten Year Change in Geographic Loan Diversification 6/30/2006 6/30/2016 10 $2.77 BILLION $12.88 BILLION ▪ Although over the past 10 years, on a dollar basis, loans in Nevada have increased moderately, loan growth in other markets has reduced the Nevada portion of total loans from 68% to 15% ▪ California loan mix has increased both organically and through the Bridge Bank acquisition ▪ Increase in Other relates to NBLs grown organically and acquired HIGHLIGHTS

11 Ten Year Change in Loan Product Diversification 6/30/2006 6/30/2016 11 ▪ Mix decreases: - Construction & Land 62% - Residential 82% - Total Real Estate 31% ▪ Mix increases: - Public Finance grown multiples from 2006 balances, much of which is rated investment grade - C&I growth of 65% primarily related to NBLs grown organically and acquired HIGHLIGHTS Construction & Land Public Finance CRE, Non-Owner Occupied Residential CRE, Owner Occupied Consumer Commercial & Industrial 27.7% 20.6% 17.7% 20.3% 12.6% 1.0% 10.4% 27.7% 14.2% 33.6% 11.5% 2.3% 0.3% $2.77 BILLION $12.88 BILLION

12 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 $3,924 $4,077 $4,094 $4,635 $5,275 $1,001 $1,024 $1,028 $1,088 $1,278 $4,734 $4,673 $5,297 $5,651 $6,006 $1,747 $1,836 $1,611 $1,708 $1,642 Deposit Growth and Composition $ in millions Q2 2016 HIGHLIGHTS ▪ Quarter-over-quarter deposit growth driven by two deposit categories: - Non-Int Bearing DDA $640 million - Savings & MMDA $355 million ▪ Year-over-year deposit growth driven by two deposit categories: - Non-Int Bearing DDA $1.35 billion - Savings & MMDA $1.27 billion 8.8% 15.3% 34.4% 41.5% 9.0% 11.6% 37.1% 42.3% $2.79 BILLION YEAR-OVER-YEAR GROWTH CDs Savings & MMDA NOW Non-Interest Bearing DDA Growth $12,030 +420$11,610 +203 $11,407 $13,082 +1,052 $14,201 +1,119 12

13 Adversely Graded Assets to Total Assets NPA's to Total Assets Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 2.69% 2.70% 2.54% 2.11% 2.24% 0.88% 0.76% 0.65% 0.57% 0.54% OREO Non-Performing Loans Classified Accruing Loans Special Mention Loans Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 $59 $58 $44 $53 $50 $60 $48 $48 $34 $40 $101 $108 $119 $92 $120 $132 $153 $142 $133 $154 Adversely Graded Loans and Non-Performing Assets * $ in millions NPA’s Adversely Graded Loans $312 Accruing TDRs total $68 million as of 6/30/2016 $352 $367 $353 $364 * Amounts are net of total PCI credit and interest rate discounts of $32.3 million as of 6/30/2016 13 Special Mention Loans OREO

Hotel Franchise Finance Purchase

$ in millions



HFF Purchase Accounting Adjustments *
Non-PCI
PCI
$0.5
$3.2
$3.7
$36.0
$0.7
$3.6
$0.7
$11.9
$6.1
$0.9
Rate
Credit
Rate
Credit
Unfunded Reserve
Construction
CRE, Non-Owner Occupied

- The purchase of GE's domestic select-service Hotel Franchise Finance (HFF) loan portfolio closed on April 20, 2016
- At acquisition, HFF portfolio consisted of loans with an outstanding principal balance of $1.34 billion
  - Portfolio consisted of CRE Non-OO loans (94%) and Construction loans (6%)
  - All loans are performing
  - 96% of loans rated pass, 4% ($54 million) rated special mention or classified accruing
- Loans were recorded net of rate and credit marks totaling $60 million
  - Non-PCI rate and credit marks will be accreted over a weighted avg term of approximately 3.75 years
  - PCI rate marks will be accreted over a weighted avg term of approximately 4.25 years
  - An reserve for unfunded commitments of $7.0 million was also recorded
- Total purchase price was $1.27 billion, representing a 5% discount ($67 million) to outstanding balances
- Preliminary fair value adjustments total $67 million, resulting in preliminary goodwill of $0.2 million
- Loans expected to be integrated into our platform by end of Q3

* Purchase accounting adjustments are preliminary as of 6/30/2016 and are subject to measurement period adjustments.

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15 Gross Charge-Offs Recoveries Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 $8.0 $(5.0) $(3.1) $(5.7) Charge-Offs, Recoveries, ALLL, and Provision $ in millions Gross Charge-Offs and (Recoveries) Net (Recoveries) / Charge-Offs and Rate ALLL+CD/Total Loans Loan Loss Provision ALLL/Total Loans Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 1.35% 1.32% 1.25% 1.21% 1.42% $0.0 $0.0 $2.5 $2.5 $2.5 1.11% 1.09% 1.07% 1.06% 0.95% Net Charge-Offs (Recoveries) Net Charge-Off (Recovery) Rate Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 $2.3 (0.13)% (0.08)% 0.08% (0.01)% ALLL and Credit Discounts ALLL Credit Discounts Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 $115 $117 $119 $119 $122 $25 $26 $21 $16 $62 Provision for Credit Losses and ALLL Ratios 15 Credit Discounts (CD) ALLL $(2.0) $0.5 $(3.0) $(0.4) 0.02% $2.0 $1.1 $2.5 $1.5 $(2.0) $(1.8)

16 ROTCE TBV/Share Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 16.0% 19.0% 18.6% 18.4% 17.4% $11.25 $11.86 $12.54 $13.16 $14.25 Capital Total Capital Common Equity Tier 1 Tier 1 Leverage Tangible Common Equity Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 12.2% 12.1% 12.1% 12.3% 12.9% 9.1% 9.1% 9.5% 9.9% 9.6% 10.0% 9.9% 9.8% 9.9% 9.8% 8.7% 8.9% 9.2% 9.1% 9.1% Capital Ratios ROTCE and TBV/Share 16

17 Outlook 3rd Quarter 2016 ▪ Loan and Deposit Growth ▪ Interest Margin ▪ Operating Efficiency ▪ Asset Quality 17

18 Forward-Looking Statements This presentation contains contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward- looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, and future economic performance, including our recent domestic select-service hotel franchise finance loan portfolio acquisition. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise. 18